Exhibit 10.32

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT TO SUPPLY AND DISTRIBUTION AGREEMENT

This Amendment modifies the Supply and Distribution Agreement by and between Kadmon Pharmaceuticals, LLC, a Pennsylvania Limited Liability Company (“KADMON”), with its principal place of business at 119 Commonwealth Drive, Warrendale, PA 15086 and Camber Pharmaceuticals, Inc., a Delaware company (“CAMBER”), with its principal place of business at 1031 Centennial Avenue, Piscataway, NJ 08854, effective as of February 23, 2016 (the “Agreement”). Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, KADMON and CAMBER previously entered into the Supply and Distribution Agreement effective as of February 23, 2016 for the purposes of marketing, selling and distributing the Products in the Territory

WHEREAS, CAMBER has Regulatory Approval to manufacture, sell, and distribute valganciclovir under an Abbreviated New Drug Application (“ANDA”) number *** and has, either directly or through its Affiliates, the capability to manufacture valganciclovir as further described in the Product Appendix;

WHEREAS, KADMON wishes to obtain commercial supplies of the valganciclovir from CAMBER for distribution by KADMON in the Territory; and

WHEREAS, CAMBER desires to appoint KADMON, and KADMON desires to accept such appointment by CAMBER, as a Distributor for the purposes of marketing, selling and distributing valganciclovir in the Territory, subject to the terms and conditions of the Agreement.

NOW, THEREFORE, in consideration of the representations, warranties and covenants set forth herein, the Parties agree to amend the Agreement as follows:

1.              This Amendment shall become effective the date it is fully executed by both parties.

2.              All provisions of the Agreement shall remain in effect unless otherwise noted herein.

3.              The term “Product” shall be redefined to refer to the products listed in the Product Appendix attached to the Agreement as Exhibit A. All reference to the term Product within the Agreement shall hereby be considered to refer to all products listed in the Product Appendix.

4.              Exhibit A of the Agreement shall be replaced with the revised Exhibit A attached hereto.

5.              Exhibit D of the Agreement shall be replaced with the revised Exhibit D attached hereto.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

6.              To the extent not otherwise changed or affected by this Amendment, both Parties agree that all terms, conditions, provisions and/or covenants included in the original Agreement will continue to have the same force and effect intended.

IN WITNESS WHEREOF, (the parties hereto have each caused this Amendment to be executed by their duly authorized officers.

KADMON PHARMACEUTICALS, LLC

By:	/s/ Eva Heyman
Eva Heyman, Chief Commercial Officer
Date: 5/20/16

CAMBER PHARMACEUTICALS, INC.

By:	/s/ Illegible
Illegible
Illegible
Date: 5/20/16

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

REVISED EXHIBIT A: PRODUCT APPENDIX

Product	Dosage	Unit	NDC
Tetrabenazine	12.5MG	112 CT Bottle	31722-821-11
Tetrabenazine	25MG	112 CT Bottle	31722-822-11
Valganciclovir	450MG	60 CT Bottle	31722-832-60

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

REVISED EXHIBIT D: PRICING

Product	Dosage	Unit	NDC	Price
Tetrabenazine	12.5MG	112 CT Bottle	31722-821-11	$***per unit
Tetrabenazine	25MG	112 CT Bottle	31722-822-11	$***per unit
Valganciclovir	450MG	60 CT Bottle	31722-832-60	$***per unit